Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR during the period covered by this report of Volumetric Fund, Inc. (the "Fund").

I, Jeffrey Gibs, the CEO and President of the Fund, certify that:

(i)  the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 22, 2022

/s/ Jeffrey Gibs

Jeffrey Gibs

Chief Executive Officer and President

Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR during the period covered by this report of Volumetric Fund, Inc. (the "Fund").

I, Vincent Arscott, the Vice President of the Fund, certify that:

(i)  the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 22, 2022

/s/ Vincent Arscott

Vincent Arscott

Vice President